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                                                                    EXHIBIT 23.1
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No.'s 33-55990 and 33-68250) and in the Registration Statements on Form S-8 (No.'s 33-10742, 33-15712, 33-24444, 33-55992, 33-85908, 33-61103 and 333-18363) of Synbiotics
Corporation of our report dated February 21, 1997 appearing on page 15 of this Form 10-KSB.



PRICE WATERHOUSE LLP

San Diego, California
March 28, 1997



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